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                        SEI INSTITUTIONAL MANAGED TRUST
                           LARGE CAP VALUE PORTFOLIO

                       SUPPLEMENT DATED DECEMBER 19, 1997
                TO THE CLASS A PROSPECTUS DATED JANUARY 31, 1997

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS, AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

The Board of Trustees of SEI Institutional Managed Trust (the "Trust"), including all of the Trustees who are not "interested persons" of the Trust, have appointed Sanford C. Bernstein & Co., Inc. ("Bernstein"), as a sub-adviser to the Trust's Large Cap Value Portfolio (the "Portfolio"), effective December 15, 1997. Bernstein was approved as a sub-adviser at the Quarterly Meeting of the Board of Trustees held on December 1-2, 1997, and its appointment does not require Shareholder approval. At the same Meeting, the Trustees determined to terminate Pacific Alliance Capital Management ("Pacific Alliance"), one of the Portfolio's current sub-advisers, effective on February 2, 1998. This procedure for adding or replacing sub-advisers was approved by the Portfolio's Shareholders at a Special Meeting of Shareholders held on June 16, 1995, and was authorized by an exemptive order issued to the Trust by the Securities and Exchange Commission on April 29, 1996.

In determining to terminate Pacific Alliance, the Trustees reviewed information provided by SEI Investments Management Corporation ("SIMC") relating to Pacific Alliance's investment performance and its dividend yield-driven investment philosophy.

In evaluating Bernstein, the Trustees received written and oral information from both SIMC and Bernstein. SIMC recommended the selection of Bernstein and reviewed the considerations and the search process that led to its recommendation. The Trustees also met with representatives of Bernstein and considered information about portfolio managers, investment philosophy, strategies in process, as well as their performance track record, among other factors. In appointing Bernstein, the Trustees carefully evaluated: (1) the nature and quality of the services expected to be rendered to the Portfolio by Bernstein; (2) the distinct investment objective and policies of the Portfolio;
(3) the history, reputation, qualification and background of Bernstein's personnel and its financial condition; (4) its performance record; and (5) other factors deemed relevant, including Bernstein's strong research department. The Trustees also reviewed the fees to be paid to Bernstein, including any benefits to be received by Bernstein or its affiliates in connection with soft dollar arrangements.

Under the Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement") between SIMC (the "Adviser") and Bernstein relating to the Portfolio, Bernstein makes investment decisions for the assets of the Portfolio allocated to it by SIMC, and continuously reviews, supervises and administers the Portfolio's investment program with respect to these assets. Bernstein is independent of SIMC and discharges its responsibilities subject to the supervision of SIMC and the Trustees of the Trust and in a manner consistent with the Portfolio's investment objective, policies and limitations. The Sub-Advisory Agreement is substantially similar to those in existence between the Adviser and the Trust's other sub-advisers. Specifically, the duties to be performed under such agreement are similar, and the standard of care and termination provisions of the Agreement are identical, to the other agreements. The Sub-Advisory Agreement will remain in effect until December 1999 (unless earlier terminated), and will have to be approved annually thereafter by a majority of the Trust's Trustees, including a majority of the Trustees who are not "interested persons" of the Trust (as defined in the Investment Company Act of 1940).

In connection with the termination of Pacific Alliance and the appointment of Bernstein as a sub-adviser to the Portfolio, the "Sub-Advisers" Section on page 12 of the Prospectus is amended by inserting the following disclosure in place of the description of Pacific Alliance:

SANFORD C. BERNSTEIN & CO., INC.

Sanford C. Bernstein & Co., Inc. ("Bernstein"), acts as a sub-adviser for a portion of the assets of the Large Cap Value Portfolio. Bernstein, a New York corporation formed in 1969, is a registered investment
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adviser that managed approximately $69 billion in assets as of September 30,
1997. Bernstein is controlled by the members of its Board of Directors. Bernstein's principal business address is 767 Fifth Avenue, New York, New York 10153.

Lewis A. Sanders and Marilyn Goldstein Fedak are primarily responsible for the day-to-day management and investment decisions with respect to the assets of the Portfolio. Mr. Sanders has been employed by Bernstein since 1969, and is currently Chairman of the Board, Chief Executive Officer, and a Director of Bernstein. Ms. Fedak, Chief Investment Officer -- Large Capitalization Domestic Equities and a Director of Bernstein, has been employed by Bernstein since 1984.

The Adviser will pay Bernstein a fee based on a percentage of the average monthly market value of the assets of the Portfolio assigned to Bernstein.

Listed below are the names and principal occupations of the principal executive officer and each of the directors of Bernstein. The principal business address of the principal executive officer and each of the directors, as it relates to their position at Bernstein, is 767 Fifth Avenue, New York, New York 10153.

NAME                       TITLE
-------------------------  -----------------------------------------------------
Lewis A. Sanders           Chairman, CEO, Director
Andrew S. Adelson          Senior Vice President, CIO, Director
Zalman C. Bernstein        Chairman of the Executive Committee, Director
Kevin R. Brine             Senior Vice President, Director
Charles C. Cahn, Jr.       Senior Vice President, Director
Marilyn G. Fedak           CIO, Director
Michael L. Goldstein       Director
Roger Hertog               President, COO, Director
Frances H. Trainer, Jr.    Senior Vice President, CIO, Director
Neal Kuttner               CFO, Treasurer
Jean M. Reid               Secretary, General Counsel, Vice President

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